Tax from continuing operations	6 Months Ended
Sep. 30, 2025
Income taxes paid (refund) [abstract]
Tax from continuing operations
7. Tax from continuing operations

The tax charge from continuing operations for the six month period ended 30 September 2025 is £208 million (2024: £112 million). It is based on management’s estimate of the weighted average effective tax rate by jurisdiction expected for the full year. The effective tax rate is 25.2% (2024: 16.4%), which includes the impact of our share of post-tax results of joint ventures and associates.
The effective tax rate for the year ended 31 March 2025 was 22.5% including the impact of our share of post-tax results of joint ventures and associates.